SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : March 27, 2000


     MERRILL LYNCH MORTGAGE INVESTORS INC, (as depositor under the Pooling and Servicing Agreement, dated February 1, 2000, providing for the issuance of C-BASS Trust 2000-CB1, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2000-CB1).

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     333-81429                  13-5674085
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


World Financial Center North Tower
250 Vesey Street
New York, New York                                             10281-1310
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 449-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's C-BASS Trust 2000-CB1, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2000-CB1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2000 ( the "Agreement"), among Merrill Lynch Mortgage Investors, Inc., as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, and The Chase Manhattan Bank, as Trustee. On March 27, 2000 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on March 27, 2000, as Exhibit 99.1.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date: December 4, 2000              By:  /s/ Kimberly K. Costa
                                       Kimberly K. Costa
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         March 27, 2000

                                  Exhibit 99.1

                         Statement to Certificateholders
                                March 27, 2000


                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                   March 27, 2000
                                              REVISED REPORTING ITEMS
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL        PRIOR                                                                                       CURRENT
            FACE            PRINCIPAL                                                    REALIZED       DEFERRED        PRINCIPAL
CLASS       VALUE           BALANCE        PRINCIPAL       INTEREST        TOTAL         LOSSES         INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
T21       70,811,000.00   70,811,000.00      696,894.50    453,878.84    1,150,773.34           0.00        0.00  70,114,105.50
T23       71,193,000.00   71,193,000.00    1,110,279.89    472,642.42    1,582,922.31           0.00        0.00  70,082,720.11
T25       34,386,000.00   34,386,000.00      490,134.25    228,762.42      718,896.67           0.00        0.00  33,895,865.75
R1                 0.00            0.00            0.00    126,874.48      126,874.48           0.00        0.00           0.00
----------------------------------------------------------------------------------------------------------------------------------
TOTALS   176,390,000.00  176,390,000.00    2,297,308.64  1,282,158.16    3,579,466.80           0.00        0.00 174,092,691.36
----------------------------------------------------------------------------------------------------------------------------------
T22        4,320,549.58    4,320,549.58            0.00     27,693.52       27,693.52           0.00        0.00   3,623,169.60
T24        4,223,506.15    4,223,506.15            0.00     28,039.39       28,039.39           0.00        0.00   4,223,506.15
T26        2,098,054.64    2,098,054.63            0.00     18,570.42       18,570.42           0.00        0.00   1,607,698.89
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
              PRIOR                                                      CURRENT                           CURRENT
            PRINCIPAL                                                   PRINCIPAL                         PASS-THRU
CLASS       FACTOR          PRINCIPAL    INTEREST      TOTAL             FACTOR               CLASS          RATE
-------------------------------------------------------------------------------------------  ------------------------------------
T21     1000.00000000    9.84161359      6.40972222   16.25133581      990.15838641             T21       9.230000%
T23     1000.00000000   15.59535193      6.63888894   22.23424087      984.40464807             T23       9.560000%
T25     1000.00000000   14.25388966      6.65277787   20.90666754      985.74611034             T25       9.580000%
-------------------------------------------------------------------------------------------  ------------------------------------
TOTALS  1000.00000000   13.02402993      7.26888236   20.29291230      986.97597007
-------------------------------------------------------------------------------------------  ------------------------------------
T22     1000.00000000    0.00000000      6.40972161    6.40972161      838.58998327             T22       9.230000%
T24     1000.00000000    0.00000000      6.63888935    6.63888935     1000.00000000             T24       9.560000%
T26      999.99999523    0.00000000      8.85125661    8.85125661      766.28075330             T26       9.580000%
-------------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                               KAREN DOBRES
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.dobres@chase.com
                     ---------------------------------------



                                      -6-


                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                   March 27, 2000
                                              REVISED REPORTING ITEMS
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL        PRIOR                                                                                       CURRENT
            FACE            PRINCIPAL                                                    REALIZED       DEFERRED        PRINCIPAL
CLASS       VALUE           BALANCE        PRINCIPAL       INTEREST        TOTAL         LOSSES         INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1      70,811,000.00      70,811,000.00     696,894.50      471,483.24    1,168,377.74      0.00        0.00       70,114,105.50
A2      71,193,000.00      71,193,000.00   1,110,279.89      308,441.20    1,418,721.09      0.00        0.00       70,082,720.11
A3      34,386,000.00      34,386,000.00     490,134.25      230,099.65      720,233.90      0.00        0.00       33,895,865.75
X       10,642,110.37      10,642,110.37           0.00            0.00            0.00      0.00        0.00       10,642,110.37
R                0.00               0.00           0.00            0.00            0.00      0.00        0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------
TOTALS 187,032,110.37     187,032,110.37   2,297,308.64    1,010,024.09    3,307,332.73      0.00        0.00      184,734,801.73
----------------------------------------------------------------------------------------------------------------------------------
BB      10,000,000.00      10,000,000.00           0.00      380,306.84      380,306.84      0.00        0.00        9,690,972.36
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
              PRIOR                                                      CURRENT                           CURRENT
            PRINCIPAL                                                   PRINCIPAL                         PASS-THRU
CLASS       FACTOR          PRINCIPAL    INTEREST      TOTAL             FACTOR               CLASS          RATE
-------------------------------------------------------------------------------------------  ------------------------------------

A1      1000.00000000     9.84161359      6.65833331   16.49994690       990.15838641           A1           7.990000%
A2      1000.00000000    15.59535193      4.33246527   19.92781720       984.40464807           A2           6.238750%
A3      1000.00000000    14.25388966      6.69166667   20.94555633       985.74611034           A3           8.030000%
X       1000.00000000     0.00000000      0.00000000    0.00000000      1000.00000000           X            0.000000%
-------------------------------------------------------------------------------------------  ------------------------------------
TOTALS  1000.00000000    12.28296379      5.40027104   17.68323484       987.71703621
-------------------------------------------------------------------------------------------  ------------------------------------
BB      1000.00000000     0.00000000     38.03068400   38.03068400       969.09723600           BB           8.000000%
-------------------------------------------------------------------------------------------  ------------------------------------









                                      -7-


                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB1
                                                   March 27, 2000
                                              REVISED REPORTING ITEMS


Sec. 4.03(iii) Overcollateralization Levels, Targets and Distributable Excess
        Group 1 O/C Amount                                                                       4,320,064.10
        Group 1 Targeted O/C Amount                                                              4,320,064.10
        Group 1 Distributable Excess Spread                                                              0.00
        Group 1 Overcollateralizaton Deficiency Amount                                                   0.00

        Group 2 O/C Amount                                                                       5,333,786.04
        Group 2 Targeted O/C Amount                                                              4,223,324.34
        Group 2 Distributable Excess Spread                                                              0.00
        Group 2 Overcollateralizaton Deficiency Amount                                                   0.00

        Group 3 O/C Amount                                                                       2,097,833.14
        Group 3 Targeted O/C Amount                                                              2,097,833.14
        Group 3 Distributable Excess Spread                                                              0.00
        Group 3 Overcollateralizaton Deficiency Amount                                                   0.00

Sec. 4.03 Fees
Sec. 4.03 (iv) Servicing Fee                                                                        88,998.71
Sec. 4.03 (xix) Trustee Fee                                                                          1,948.25
Sec. 4.03 (xvii) Premium                                                                            29,398.51
Special Servicing Fee                                                                               53,550.00

Sec. 4.03(v) Current Advances                                                                            0.00

Sec. 4.03(vi) Collateral Balances
        Collateral Balance Group 1 Sub-Group 1A                                                 19,130,225.32
        Collateral Balance Group 1 Sub-Group 1B                                                 55,303,944.28
        Collateral Balance Group 1 Total                                                        74,434,169.60
        Collateral Balance Group 2 Sub-Group 2A                                                  8,788,742.69
        Collateral Balance Group 2 Sub-Group 2B                                                 66,627,763.46
        Collateral Balance Group 2 Total                                                        75,416,506.15
        Collateral Balance Group 3 Total                                                        35,993,698.89


Sec. 4.03(vii) Beginning Loan Count
        Group 1A Beginning Number of Loans                                                             233.00
        Group 1B Beginning Number of Loans                                                             912.00
        Total Group 1 Beginning Number of Loans                                                       1145.00
        Group 2A Beginning Number of Loans                                                              27.00
        Group 2B Beginning Number of Loans                                                             644.00
        Total Group 2 Beginning Number of Loans                                                        671.00
        Total Group 3 Beginning Number of Loans                                                        552.00
        Total Beginning Number of Loans - All Groups                                                  2368.00

Sec. 4.03(vii) Ending Loan Count
        Group 1A Ending Number of Loans                                                                232.00
        Group 1B Ending Number of Loans                                                                902.00
        Total Group 1 Ending Number of Loans                                                          1134.00
        Group 2A Ending Number of Loans                                                                 27.00
        Group 2B Ending Number of Loans                                                                634.00
        Total Group 2 Ending Number of Loans                                                           661.00
        Total Group 3 Ending Number of Loans                                                           552.00
        Total Ending Number of Loans                                                                  2347.00

Sec. 4.03(vii) Weighted Average Mortgage Rate
        Weighted Average Mortgage Rate for All Loans                                                  10.0008 %
        Group 1A Weighted Average Mortgage Rate                                                        8.2900 %
        Group 1B Weighted Average Mortgage Rate                                                       10.6272 %
        Group 1 Weighted Average Mortgage Rate                                                         9.7607 %
        Group 2A Weighted Average Mortgage Rate                                                        9.6694 %
        Group 2B Weighted Average Mortgage Rate                                                       10.2753 %
        Group 2 Weighted Average Mortgage Rate                                                        10.1960 %
        Group 3 Weighted Average Mortgage Rate                                                        10.0900 %



                                      -8-


                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB1
                                                   March 27, 2000
                                              REVISED REPORTING ITEMS


Sec. 4.03(viii)Loans Delinquent

                                        Group 1
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                   1 Month          116            8,027,117.87              10.78 %
                   2 Months          65            4,062,725.16               5.46 %
                   3+Months          78            5,120,982.16               6.88 %
                   Total            259           17,210,825.19              23.12 %

                                        Group 2
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                   1 Month           41            4,125,165.66               5.47 %
                   2 Months          22            1,900,108.19               2.52 %
                   3+Months          26            2,735,989.29               3.63 %
                   Total             89            8,761,263.14              11.62 %


                                        Group 3
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                   1 Month           77            5,268,040.60              14.64 %
                   2 Months          44            2,867,358.42               7.97 %
                   3+Months          76            5,086,667.93              14.13 %
                   Total            197           13,222,066.95              36.74 %

                                        Group Totals
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month         234           17,420,324.13               9.37 %
                    2 Months        131            8,830,191.77               4.75 %
                    3+Months        180           12,943,639.38               6.96 %
                    Total           545           39,194,155.28              21.08 %

Number of Loans 30 Days Delinquent in Group 1A                                                 58.00
Balance of Loans 30 Days Delinquent in Group 1A                                         3,001,669.57
Number of Loans 30 Days Delinquent in Group 1B                                                 58.00
Balance of Loans 30 Days Delinquent in Group 1B                                         5,025,448.30
Number of Loans 30 Days Delinquent in Group 2A                                                  1.00
Balance of Loans 30 Days Delinquent in Group 2A                                           264,431.14
Number of Loans 30 Days Delinquent in Group 2B                                                 40.00
Balance of Loans 30 Days Delinquent in Group 2B                                         3,860,734.52
Number of Loans 30 Days Delinquent in Group 3                                                  77.00
Balance of Loans 30 Days Delinquent in Group 3                                          5,268,040.60

Number of Loans 60 Days Delinquent in Group 1A                                                 38.00
Balance of Loans 60 Days Delinquent in Group 1A                                         2,159,146.65
Number of Loans 60 Days Delinquent in Group 1B                                                 27.00
Balance of Loans 60 Days Delinquent in Group 1B                                         1,903,578.51
Number of Loans 60 Days Delinquent in Group 2A                                                  0.00
Balance of Loans 60 Days Delinquent in Group 2A                                                 0.00
Number of Loans 60 Days Delinquent in Group 2B                                                 22.00
Balance of Loans 60 Days Delinquent in Group 2B                                         1,900,108.19
Number of Loans 60 Days Delinquent in Group 3                                                  44.00
Balance of Loans 60 Days Delinquent in Group 3                                          2,867,358.42

Number of Loans 90 Days Delinquent in Group 1A                                                 42.00
Balance of Loans 90 Days Delinquent in Group 1A                                         2,404,384.94
Number of Loans 90 Days Delinquent in Group 1B                                                 36.00
Balance of Loans 90 Days Delinquent in Group 1B                                         2,716,597.22
Number of Loans 90 Days Delinquent in Group 2A                                                  0.00
Balance of Loans 90 Days Delinquent in Group 2A                                                 0.00
Number of Loans 90 Days Delinquent in Group 2B                                                 26.00
Balance of Loans 90 Days Delinquent in Group 2B                                         2,735,989.29
Number of Loans 90 Days Delinquent in Group 3                                                  76.00
Balance of Loans 90 Days Delinquent in Group 3                                          5,086,667.93




                                      -9-

                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB1
                                                   March 27, 2000
                                              REVISED REPORTING ITEMS


Sec. 4.03(viii)Loans in Foreclosures
          Loans in Foreclosure
                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                 13                697,574.94                   0.94 %

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  8                916,112.04                   1.21 %

                                                  Group 3
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  3                219,354.65                   0.61 %

                                                Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                 24              1,833,041.63                   0.99 %

Number of Foreclosures in Group 1A                                                            2.00
Balance of Foreclosures in Group 1A                                                     100,969.46
Number of Foreclosures in Group 1B                                                           11.00
Balance of Foreclosures in Group 1B                                                     596,605.48
Number of Foreclosures in Group 2A                                                            0.00
Balance of Foreclosures in Group 2A                                                           0.00
Number of Foreclosures in Group 2B                                                            8.00
Balance of Foreclosures in Group 2B                                                     916,112.04
Number of Foreclosures in Group 3                                                             3.00
Balance of Foreclosures in Group 3                                                      219,354.65


Sec. 4.03(viii)Loans in Bankruptcy
                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                 141             10,542,322.52                  14.16 %

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  34              2,802,867.96                   3.72 %


                                                  Group 3
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  11                601,704.51                   1.67 %


                                                Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                 186             13,946,894.99                    7.5 %


Number of Bankruptcies in Group 1A                                                           11.00
Balance of Bankruptcies in Group 1A                                                     625,117.45
Number of Bankruptcies in Group 1B                                                          130.00
Balance of Bankruptcies in Group 1B                                                   9,917,205.07
Number of Bankruptcies in Group 2A                                                            0.00
Balance of Bankruptcies in Group 2A                                                           0.00
Number of Bankruptcies in Group 2B                                                           34.00
Balance of Bankruptcies in Group 2B                                                   2,802,867.96
Number of Bankruptcies in Group 3                                                       601,704.51
Balance of Bankruptcies in Group 3                                                           11.00



                                      -10-




                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB1
                                                   March 27, 2000
                                              REVISED REPORTING ITEMS


Sec. 4.03(ix)Loans in REO
                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   0                    0.00                 0.00%

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   0                    0.00                 0.00%


                                                  Group 3
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   0                    0.00                 0.00%


                                                Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   0                    0.00                 0.00%



Number of Reo's in Group 1A                                                                     0.00
Balance of Reo's in Group 1A                                                                    0.00
Number of Reo's in Group 1B                                                                     0.00
Balance of Reo's in Group 1B                                                                    0.00

Number of Reo's in Group 2A                                                                     0.00
Reo's in Group 2A                                                                               0.00
Number of Reo's in Group 2B                                                                     0.00
Reo's in Group 2B                                                                               0.00
Number of Reo's in Group 3                                                                      0.00
Reo's in Group 3                                                                                0.00

Sec. 4.03(x) Sec. 4.03(x) REO Book Value
        REO Book Value Group 1A                                                                 0.00
        REO Book Value Group 1B                                                                 0.00
        REO Book Value Group 2A                                                                 0.00
        REO Book Value Group 2B                                                                 0.00
        REO Book Value Group 3                                                                  0.00

Sec. 4.03(xi) Principal Prepayments
        Principal Prepayments Group 1A                                                    312,367.60
        Principal Prepayments Group 1B                                                    274,166.44
        Principal Prepayments Group 2A                                                          0.00
        Principal Prepayments Group 2B                                                  1,044,674.42
        Principal Prepayments Group 3                                                     452,781.17

Sec. 4.03(xii) Realized Losses
        Realized Losses Incurred in Group 1A                                                    0.00
        Realized Losses Incurred in Group 1B                                                    0.00
        Realized Losses Incurred in Group 2A                                                    0.00
        Realized Losses Incurred in Group 2B                                                    0.00
        Realized Losses Incurred in Group 3                                                     0.00

Sec. 4.03(xiii)Extraordinary Trust Fund Expense                                                 0.00

Sec. 4.03(xv) Excess Reserve Account
        Beginning Balance                                                                  29,000.00
        Required Reserve Fund Deposit                                                      29,000.00
        Class BB Reserve Amount Deposit                                                   375,694.31
        Class BB Reserve Amount Paid                                                      375,694.31
        Deposit to meet Funding Requiremet                                                      0.00
        Total Deposits to the Excess Reserve Fund                                         375,694.31
        Class A2 Carryover Amount Paid from the Excess Reserve Fund                             0.00
        Ending Balance                                                                     29,000.00

Sec. 4.03(xv)Outstanding A2 Available Funds Cap Carryover Amount                                0.00


                                      -11-




                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB1
                                                   March 27, 2000
                                              REVISED REPORTING ITEMS



Sec. 4.03(xvi) Unpaid Interest
        Class A1 Unpaid Interest Shortfall                                                      0.00
        Class A2 Unpaid Interest Shortfall                                                      0.00
        Class A3 Unpaid Interest Shortfall                                                      0.00
        Class BB Unpaid Interest Shortfall                                                      0.00

Sec. 4.03(xvii) Net Prepayment Interest Shortfalls                                              0.00

Sec. 4.03(xx) Trigger Status by Group
        Has the Group 1 Trigger Event Occured                                                   NO
        Has the Group 1 Cummulative Loss Trigger Event Occured                                  NO
        Has the Group 1 OvercollateralizatioStep Up Trigger Event Occured                       NO

        Has the Group 2 Trigger Event Occured                                                   NO
        Has the Group 2 Cummulative Loss Trigger Event Occured                                  NO
        Has the Group 2 OvercollateralizatioStep Up Trigger Event Occured                       NO

        Has the Group 3 Trigger Event Occured                                                   NO
        Has the Group 3 Cummulative Loss Trigger Event Occured                                  NO
        Has the Group 3 OvercollateralizatioStep Up Trigger Event Occured                       NO


Sec. 4.03(xx) Cummulative Realized Losses as a Percentage of Original Loan Group Balance

        Group 1 Cummulative Realized Losses as a Percentage of Original Collateral Balance      0.00%
        Group 2 Cummulative Realized Losses as a Percentage of Original Collateral Balance      0.00%
        Group 3 Cummulative Realized Losses as a Percentage of Original Collateral Balance      0.00%

Sec. 4.03(xx) Delinquency Percentage by Group
        Delinquency Percentage by Group 1                                                       N/A
        Delinquency Percentage by Group 2                                                       N/A
        Delinquency Percentage by Group 3                                                       N/A

Sec. 4.03(xx) Cummulative Annual Loss Percentage by Group
        Cummulative Annual Loss Percentage by Group 1                                           0.00%
        Cummulative Annual Loss Percentage by Group 2                                           0.00%
        Cummulative Annual Loss Percentage by Group 3                                           0.00%

Sec. 4.03(xxi) Available Funds by Group
        Group 1 Available Funds                                                          1,275,128.00
        Group 2 Available Funds                                                          1,711,221.35
        Group 3 Available Funds                                                            781,574.46

Sec. 4.03(xxv) Prepayment Penalties/Premiums                                                 4,612.53

Sec. 4.03(xxvi) HLTV Reserve Account
        Beginning Balance                                                                   80,789.33
        Total Deposits to the HLTV Reserve Account                                               0.00
        Transfer from HLTV Reserve Account                                                       0.00
        Ending Balance                                                                      80,789.33

Sec 4.03 Class X Distributable Amount                                                            0.00
